Exhibit 10.15
AGREEMENT
     AGREEMENT (this “Agreement”) dated as of June 15, 2007, by and between Theodore S. Green and Malcolm Bird.
     This Agreement sets forth the understanding with respect to certain transactions in connection with the formation, and initial public offering (“IPO”) of the securities of TM Entertainment and Media, Inc. (the “Corporation”) between Theodore S. Green and Malcolm Bird and in connection with the private placement that will occur pursuant to the Securities Purchase Agreement to be entered into simultaneously with the consummation of the Corporation’s IPO (the “Warrants”). In connection with the foregoing, the undersigned hereby agrees with you as set forth herein. Capitalized terms used but not defined herein shall have the meanings given such terms in the Amended and Rested Certificate of Incorporation of the Corporation (the “Charter”).
     Pursuant to Article “SEVENTH”, subsection (C), of the Charter, in the event that the Corporation does not consummate a Business Combination by the Termination Date, the officers of the Corporation are required to dissolve and liquidate the Corporation as soon as reasonably practicable. In the event that the officers of the Corporation do take such action to dissolve and liquidate the Corporation, the undersigned hereby agrees that he shall pay to you the sum of 300,000 (the “Sum”), payable in 12 equal quarterly installments of $25,000, beginning on the earlier of (i) [___, 2009] or (ii) the earlier of the dissolution or liquidation of the Corporation. While no interest shall accrue on the Sum, if the undersigned does not pay each such monthly installment within 15 days of the corresponding date on Exhibit A, then the undersigned agrees that the outstanding amount of the Sum shall bear interest at an annual rate of prime plus 1% (the “Late Fee”).
     Further, it is hereby agreed and understood that of the 2,100,000 Warrants, Ted Green shall be entitled to purchase 1,850,000 Warrants, and Malcolm Bird, shall be entitled to purchase 250,000 Warrants, each simultaneously with the consummation of the IPO.
     The provisions of Article “SEVENTH”, subsection (C) of the Charter are hereby incorporated by reference, mutatis mutandis, as if fully set forth herein.
[Signature Page to Follow]

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first set forth above.

/s/
MALCOLM BIRD

/s/
THEODORE S. GREEN

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